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                                                                EXHIBIT 10.14(a)

                        SUPPLEMENTAL RETIREMENT PLAN FOR
                  ELIGIBLE EMPLOYEES OF AECO PRODUCTS DIVISION
                      OF NATIONAL SERVICE INDUSTRIES, INC.
            (As Amended and Restated Effective As of January 1, 1994)

                        SUPPLEMENTAL RETIREMENT PLAN FOR
                  ELIGIBLE EMPLOYEES OF AECO PRODUCTS DIVISION
                      OF NATIONAL SERVICE INDUSTRIES, INC.
            (As Amended and Restated Effective As Of January 1, 1994)


         This restatement of the Supplemental Retirement Plan for Eligible Employees of AECO Products Division of National Services Industries, Inc. entered into as of the 31st day of August, 1996 by AECO Products Division of National Service Industries, Inc. (the "Company");

                                   WITNESSETH:

         WHEREAS, the Company established the Supplemental Retirement Plan for Eligible Employees of AECO Products Division of National Service Industries, Inc. (the "Plan"), which Plan has heretofore been amended in a number of respects; and

         WHEREAS, the Company now desires to further amend the Plan, effective January 1, 1994, in accordance with the amendment and restatement attached hereto; and

         WHEREAS, this amended and restated Plan shall only apply to Eligible Employees who retire, die or otherwise terminate employment on or after January 1, 1994, with the rights and benefits of Eligible Employees who terminated prior to that date being governed by the prior provisions of the Plan;

         NOW, THEREFORE, the Plan is hereby amended and restated in the form attached hereto, effective January 1, 1994, to apply to Eligible Employees who retire, die or otherwise terminate employment on or after that date.

                                        NATIONAL SERVICE INDUSTRIES, INC.



                                        By:  /s/ David Levy
                                             -----------------------------------
                                             David Levy
                                             Executive Vice President,
                                             Administration and Counsel

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

         1.1 Definitions: Where the following words and phrases appear in this Plan, they shall have the meanings set forth below, unless the context clearly indicates to the contrary:

                  (a) Accrued Pension: A Participant as of any given date shall have an Accrued Pension, which in each case shall be reduced by the benefit, or the Actuarial Equivalent of the benefit, where appropriate, which the Participant is entitled to receive from the AECO Plan. The determination of the reduction under this Section 1.1(a) shall be made by the Committee and its decisions on such matters shall be final and binding on all parties. The appropriate Accrued Pension shall be classified as follows:

                           (1) Normal Retirement Accrued Pension: An annual benefit determined by (i) multiplying the Participant's Pension Compensation Base by one and one-half percent (1 1/2%) for each year of Credited Service; (ii) limiting the sum determined in (i) above to an amount which does not exceed fifty percent (50%) of the Participant's Pension Compensation Base; (iii) reducing the sum determined in (ii) above by two percent (2%) of the annual Primary Old-Age Social Security Benefit for each year of Credited Service, but not more than fifty percent (50%) of such Primary Old-Age Social Security Benefit; and (iv) multiplying the sum determined in (iii) above, by a fraction, the numerator being the Participant's Credited Service and the denominator being the Participant's Eligible Service.

                           Benefits provided hereunder will not be decreased due to subsequent increases in Social Security benefits. The Accrued Pension of any Participant who elects a refund of his contributions to the AECO Plan, will be reduced (but not below zero) by same amount that such Participant's benefits are reduced under the AECO Plan on account of such withdrawal.

                           (2)      Early Retirement Accrued Pension: A
         Participant's Accrued Pension as of any given date that is after the date he has attained both at least age 55 and completed at least 15 years of Credited Service, but before his Normal Retirement Date, shall be an amount determined by computing the Participant's Pension as if it were determined pursuant to Section 1.1(a)(1) above and by reducing the resulting figure by five-twelfths of one percent (5/12ths of 1%) thereof for each month by which the Pension Commencement Date precedes his Normal Retirement Date.

                           (3)      Late Retirement Accrued Pension: A
         Participant's Accrued Pension as of any given date that is after his Normal Retirement Date shall be an amount determined by computing the Participant's Pension as if it were calculated pursuant to Section 1.1(a)(1) above, but using the Participant's Compensation Base, Credited Service and Eligible Service as of his actual date of Retirement.

                           (4) Death or Disability Accrued Pension: The death and disability benefits provided under Section Articles III and IV of the
        Plan.


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                           (5)      Vested Termination Accrued Pension: A
         Participant's Accrued Pension as of any given date when his Accrued Pension is not determined under Sections (a) (1), (2), (3) or (4) shall be an amount determined by computing the Participant's Pension as if it were calculated pursuant to Section 1.1(a)(1) above, but using the Participant's Pension Compensation Base, Credited Service and Eligible Service as of the date of determination.

                           Notwithstanding the foregoing, when a Participant who received a distribution or distributions following his Termination Date or Retirement is re-employed and again becomes an active Participant, such Participant's Accrued Pension, as computed pursuant to the appropriate provision of this Section, shall be reduced by the monthly Accrued Pension amount that is the Actuarial Equivalent of the distribution(s) made to the Participant.

                  (b) Act: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (c) Actuarial (or Actuarially) Equivalent: Equality in value of the aggregate amounts expected to be received under different forms of payment, using the same basis as defined for such term in the AECO Plan.

                  (d) Actuary: The individual actuary, or firm of actuaries, selected by the Administrator to provide actuarial services in connection with the administration of the Plan.

                  (e)      Administrator: National Service Industries, Inc.

                  (f) AECO Plan: The Pension Plan of AECO Products Division of National Service Industries, Inc., as it may be amended from time to time.

                  (g)      Anniversary Date: January 1st of each year.

                  (h) Authorized Leave of Absence: Any absence authorized by the Company under the Company's standard personnel practices, provided that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence, and provided further that the Participant returns within the period specified in the Authorized Leave of Absence.

                  (i) Board: The Board of Directors of National Service Industries, Inc. or its Executive Committee.

                  (j) Break in Service: An event which results in the cancellation of a Participant's previous Credited Service and Eligible Service as provided in Section 2.4.

                  (k) Break Year: A Plan Year in which an Eligible Employee failed to accrue at least 500 Service Hours.

                  (l) Committee: The persons appointed under the provisions of Article VII.


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                  (m)      Company: Company shall mean the AECO Products
Division of National Service Industries, Inc.

                  (n) Credited Service: The period of a Participant's employment with the Company considered in determining his eligibility for benefits from the Plan and the amount of his Accrued Pension, in accordance with
Section 2.3, or credited pursuant to Sections 2.10 and 2.11, plus, for the sole purpose of determining his eligibility for a Vested Pension, any period of employment completed prior to eligibility for participation in the AECO Plan.

                  (o) Disability Retirement Date: The date of Retirement due to disability as specified in Section 3.4.

                  (p) Division: A branch, division, or corporate office of National or any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

                  (q) Early Retirement Date: The date of Early Retirement as specified in Section 3.3.

                  (r) Effective Date: This amended and restated Plan is effective January 1, 1994.

                  (s) Eligible Earnings: With respect to a noncommissioned employee of the Company, the monthly basic and overtime compensation earned by such employee, including any cash profit sharing distributions or paid bonuses intended as compensation for services rendered. With respect to a commissioned employee of the Company, "Eligible Earnings" shall mean seventy-five percent (75%) of the monthly compensation actually paid to such employee by the Company (including advances or drawings against commissions, but not loans which are made for other purposes). Cash awards, such as Christmas bonuses or gifts, service awards, etc., and all compensation received during a period in which an employee is eligible to participate in the Plan, but does not elect to do so, shall be excluded. Eligible Earnings shall be conclusively determined by the books and records of the Company.

                  (t) Eligible Employee: Any employee of the Company who is designated by the Chief Executive Officer of National as eligible to participate in the Plan and who is listed on the Appendix attached hereto.

                  (u) Eligible Service: The period of a Participant's employment with the Company considered in determining the amount of his Accrued Pension, in accordance with Section 2.2.

                  (v) Fiduciaries: The Company, National, the Plan Administrator and the Committee, but only with respect to the specific responsibilities of each for Plan administration, all as described in Article VI.

                  (w) Late Retirement Date: The date of Retirement subsequent to Normal Retirement Date as specified in Section 3.2.

                  (x)      National: National Service Industries, Inc.

                  (y) Normal Retirement Date: The date of Retirement as specified in Section 3.1.

                  (z) Participant: An Eligible Employee participating in the Plan in accordance with the provisions of Section 2.1.

                  (aa) Pension: A series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

                  (bb) Pension Commencement Date: The date as of which the initial payment of a Participant's Pension is due to commence, as provided in
Article III, provided that such date shall, in no event, be later than the first of the month following or coincident with the last to occur of the following:
(a) ten years after the commencement date of the Participant's participation in the AECO Plan or (b) the Participant's Normal or Late Retirement Date or (c) the Termination Date of the Participant.

                  (cc) Pension Compensation Base: The Pension Compensation Base for computing the Pension of a Participant shall be twelve (12) times the average of his highest sixty (60) consecutive calendar months of Eligible Earnings received from the Company within the last one hundred twenty (120) calendar months of employment ending on the last day of the month coinciding with or next preceding the termination of his employment with the Company for any reason.

                  (dd) Plan: The Supplemental Retirement Plan for Eligible Employees of AECO Products Division of National Service Industries, Inc., the Plan set forth herein, as amended from time to time.

                  (ee) Plan Year: A twelve (12) month period beginning on January 1 and ending on December 31.


                  (ff) Primary Social Security Benefit: The annual amount available to the Participant at age sixty-five (65) under the provisions of Title II of the Social Security Act (or its equivalent in the event of amendment, modification or replacement) in effect at the earliest to occur of
(i) Retirement, but not later than Normal Retirement Date, (ii) death, or (iii) termination of employment, without regard to any increases in the wage base or benefit levels that take effect after the date of Disability Retirement, Early Retirement, or termination of employment; provided that

                           (1) For the purposes of Section 1.1, if the exact Primary Social Security Benefit is not known upon termination of employment, it shall be estimated in accordance with uniform rules adopted by the Committee;

                           (2) For the purposes of Sections 1.1(a)(2) and 1.1(a)(5), if an Eligible Employee terminates employment prior to age sixty-five (65), his Primary Social Security Benefit shall be calculated by assuming continuation of his most recent Eligible Earnings until age sixty-five (65); and

                           (3) The fact than an Eligible Employee does not actually receive such amount because of failure to apply or continuance of work, or for any other reason, shall be disregarded.

                  (gg) Retirement: Termination of employment for reasons other than death after a Participant has fulfilled all requirements for a Normal Retirement Pension, a Late Retirement Pension, an Early Retirement Pension, or a Disability Retirement Pension. Retirement shall be considered as commencing on the day immediately following a Participant's last day of employment (or Authorized Leave of Absence, if later).

                  (hh) Service Date: The date as of which an Eligible Employee's most recent period of continuous employment with the Company commenced. Such date shall coincide with the Eligible Employee's first date of hire with the Company unless he suffered a subsequent Break in Service, in which event the Eligible Employee's Service Date shall be the earliest date of re-employment with the Company as of which he commenced accruing Eligible Service without any cancellation thereof because of a subsequent Break in Service.

                  (ii) Service Hours: Subject to the Break in Service provisions of Section 2.4, all hours for which an Eligible Employee is compensated by the Company.

                  (jj) Termination Date: The date of termination of an Eligible Employee's employment with the Company for reasons other than death or Retirement.

                  (kk) Vested Terminee: A Participant whose Termination Date occurs after the completion of at least ten (10) years of Credited Service (but exclusive of that period he was eligible to participate in the AECO Plan and did not participate), but prior to achieving eligibility for Retirement.

         1.2 Construction: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or Section.


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                                   ARTICLE II

                        PARTICIPATION, CREDITED SERVICE,
                      ELIGIBLE SERVICE AND BREAK IN SERVICE

         2.1      Eligibility for Participation:


                  (a) In General - An Eligible Employee who is a Participant in this Plan and the AECO Plan on January 1, 1994 shall continue to participate in this Plan, subject to the conditions and limitations provided for herein. Any other Eligible Employee shall be eligible to participate on the Anniversary Date following the fulfillment of the following conditions:

                           (i) The Eligible Employee's employment did not commence on or after his sixtieth (60th) birthday;

                           (ii) The Eligible Employee is a participant in the AECO Plan, but is not covered under any other tax-qualified non-governmental retirement plan to which the Company contributes, whether the plan is a Company plan or otherwise;

                           (iii) The Eligible Employee has completed six (6) months of employment.

After a Break in Service, a former Participant who is rehired may again become a Participant upon again fulfilling the above requirements.

                  (b) Special Eligibility - Any Eligible Employee (or group of Eligible Employees) designated on an Appendix attached hereto shall be eligible to participate in the Plan on the date specified in the Appendix and in accordance with the conditions and limitations provided in such Appendix.

         2.2 Eligible Service: Subject to the Break in Service provisions of Section 2.4 and the provisions of Sections 2.10 and 2.11, the period of employment of an Eligible Employee from the date he first became eligible to participate under the provisions of the AECO Plan to his date of Retirement, death, or Termination Date, whichever is the first to occur, excluding from such period (i) any periods during which the Eligible Employee could not make a Participant Contribution to the AECO Plan due to having no earnings from the Company as the result of a period of Authorized Leave of Absence, or, (ii) prior to December 1, 1976, any period during which the Eligible Employee did not accrue Credited Service. Eligible Service may not be less than Credited Service for any Plan Year during which a Participant earns Credited Service.

         2.3 Credited Service: Subject to the Break in Service provisions of Section 2.4, and the provisions of Sections 2.10 and 2.11, the period of employment during which an Eligible Employee is a Participant in the AECO Plan, determined as of any given date as the sum of (a), if any, and (b) as follows:

                  (a) Credited Service Prior to June 1, 1976: The period of employment of the Eligible Employee with the Company through May 31, 1976, excluding any period of time during which the Eligible Employee was eligible to contribute to the AECO Plan and did not do so. Any cancellation of service under the provisions of the AECO Plan prior to June 1, 1976 is not restored by the provisions hereof.

                  (b) Credited Service From and After June 1, 1976: A Participant shall accrue one (1) year of Credited Service for each Plan Year from and after June 1, 1976 during which he is an active Participant in the AECO Plan and in which he has 1,000 or more Service Hours. For the short Plan Year June 1, 1982 through December 31, 1982, a Participant will accrue an additional year of Credited Service if he completed at least 1000 Service Hours during such period. No Credited Service shall be granted for any Plan Year in which less than 1,000 Service Hours are completed except for the Plan Year of the Participant's Retirement or Termination Date or death; in such case, the final Plan Year shall be credited as the decimal equivalent, expressed to two decimal places, of a fraction having a numerator equal to the Participant's Service Hours accrued during such final year, if less than 1,000 in such year, and a denominator with respect to such year equal to 1,000 Service Hours.

Except as provided pursuant to Sections 2.10 or 2.11, no Credited Service shall accrue for any period of employment for which an Eligible Employee did not make Participant Contributions under the AECO Plan, but only to the extent such Participant Contributions were required to be made for such period.

A Participant shall accrue Credited Service for the period of employment prior to his initial date of eligibility to participate in the Plan.

         2.4 Break in Service: After the Effective Date, a Plan Year during which a Participant completes less than 500 Service Hours as the result of the occurrence of a Termination Date or Retirement shall constitute a Break in Service. Upon incurring a Break in Service, an Eligible Employee's rights and benefits under the Plan shall be determined in accordance with his Credited Service and Eligible Service, and other applicable Plan provisions at the time of the Break in Service.

No Pension payments shall be made during a period of employment with the Company; and if a re-employed Participant had received any Pension payments under the Plan, the Pension payable starting on the first day of the calendar month coinciding with or next following the date of his subsequent Retirement shall be reduced by the Actuarial Equivalent of any Pension payments he received prior to his Normal Retirement Date.

         2.5 Method of Becoming a Participant: All Eligible Employees shall become Participants in this Plan upon satisfaction of the eligibility requirements, provided that they are Participants at such time in the AECO Plan.

         2.6 Participants Bound: Each Eligible Employee becoming a Participant hereunder shall be conclusively presumed for all purposes to have consented to this Plan and any amendments, modifications or revisions hereto, and to all the terms and conditions thereof, and shall be bound thereby with the same force and effect as if he had entered into a contract to such effect and any amendments, modifications or revisions hereto.

         2.7 Authorized Leave of Absence: An Authorized Leave of Absence due to service in the Armed Forces of the United States shall not constitute a Break in Service, provided that the absence is caused by war or other emergency, or provided that the Eligible Employee is required to serve under the laws of conscription in time of peace, and further provided that the Eligible Employee returns to employment with the Company within the period provided by law. An Authorized Leave of Absence for other reasons shall not constitute a Break in Service if the Eligible Employee returns to active employment with the Company upon expiration of the period of such Authorized Leave of Absence.

         2.8      Eligible Employee Not Actively At Work on Date of Eligibility:
An Eligible Employee who is not actively at work on his date of eligibility for any reason other than a Break in Service, shall become eligible to participate on his return to active employment, provided he becomes a Participant as otherwise provided herein.

         2.9 An Eligible Employee Ceases Active Participation: Except as provided in Section 2.10, if an Eligible Employee ceases to be an active Participant in the AECO Plan, he shall be treated as if his employment terminated at such time and any benefit to which he would be entitled would be computed as if there had been a termination of employment; however, any distribution of such benefit shall not commence until such time as he would otherwise become entitled (had he continued as a Participant) to benefit because of Retirement, actual termination of employment or death; provided, if such Eligible Employee withdraws within ninety (90) days after first becoming a Participant in the AECO Plan, then such Eligible Employee shall cease to be a Participant in the AECO Plan and in this Plan as of the first day of the immediately succeeding pay period and unless the Eligible Employee shall otherwise again become a Participant under this Plan, he shall have no further rights or benefits as a Participant in this Plan.

         2.10 Transfers of Eligible Employee: The following rules shall apply when an Eligible Employee transfers to or from an Eligible Employee position in the Company:

                  (a) When Employee Becomes an Eligible Employee: An Employee of the Company who becomes an Eligible Employee of the Company, may become a Participant under this Plan on the Anniversary Date as of which he has met the eligibility requirements for participation; however, the Eligible Employee's Service Date for the purpose of this Plan shall be the date of his employment with the Company, not the date he becomes an Eligible Employee.

                  (b)      Accrued Pension Upon Transfer To A Non-Eligible
Status: If a Participant is transferred to a non-eligible status of employment within the Company, his Accrued Pension under this Plan will be determined as though his transfer were a termination of employment; however if the transfer occurs prior to the completion of ten (10) years of Credited Service, such Participant shall continue to accrue service for vesting purposes only until his employment with the Company shall terminate. The date of such termination of employment will be deemed to be the date of his transfer.


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
                                  ARTICLE III

                 RETIREMENT AND TERMINATION DATES AND PENSIONS

         3.1 Normal Retirement and Pension: A Participant may retire on his 65th birthday (his "Normal Retirement Date"), at which time he shall become fully vested in his Accrued Pension. Such Participant's Pension shall commence as of the first day of the calendar month coinciding with or next following his 65th birthday and shall be payable in the normal form described in Section 3.7, unless the Participant elects an optional form of benefit in accordance with
Section 3.8.

         3.2 Late Retirement and Pension: When permitted by Company policy, a Participant may continue his employment beyond his Normal Retirement Date. In such event, his Late Retirement Accrued Pension shall commence as of the last day of the calendar month coinciding with or next following the date of his actual Retirement (his "Late Retirement Date"). The Participant's Late Retirement Accrued Pension shall be payable in the normal form described in
Section 3.7, unless the Participant elects an optional form of benefit in accordance with Section 3.8.

         3.3 Early Retirement and Pension: A Participant may retire after his 55th birthday and the date of completion of at least 15 years of Credited Service, and be entitled to an Early Retirement Accrued Pension. If he retires, the Participant's Pension shall be equal to his Accrued Pension, payable in the normal form described in Section 3.7, with payment commencing as of the first day of the calendar month coinciding with or next following the Participant's 65th birthday. A Participant may elect to commence his Early Retirement Pension as of the first day of the calendar month coinciding with or next following his Retirement, or as of the first day of any subsequent calendar month which precedes his Normal Retirement Date. In such event, the Participant's Pension, payable in the normal form, shall be reduced by five-twelfths of one percent (5/12ths of 1%) for each full month or portion thereof by which the commencement of the Early Retirement Pension precedes the Participant's Normal Retirement Date. In lieu of the normal form of benefit payment, a Participant may elect to receive his Accrued Pension in one of the optional forms of benefit payment set forth in Section 3.8, which shall be the Actuarial Equivalent of the normal form.

         3.4 Disability Retirement and Pension: A Participant shall be eligible for a Disability Retirement Pension if he retires by reason of Total and Permanent Disability (as defined in Section 3.4(a) below) or Disability (as defined in Section 3.4(b) below). His Disability Retirement Date shall be the first day of the month in which the Participant is deemed to have a Total and Permanent Disability or a Disability, at which time payment of such disability benefit shall commence.

                  (a) Definition of Total and Permanent Disability: A Participant shall be considered to have a Total and Permanent Disability if he suffers from a physical or mental condition which entitles the Participant to receipt of a Social Security Disability Insurance benefit under the Social Security Act; provided, however, that a Participant shall not be considered to be Totally and Permanently Disabled for purposes of receiving a Disability Retirement Pension hereunder if the disability (i) is due to or contributed to by the excessive and habitual use of alcoholic liquors, or drug use or abuse, (ii) is the result of a self-inflicted injury, (iii) resulted from or was contracted, incurred, or suffered while the Participant was engaged in a criminal enterprise, while in any Armed Forces of the United States or any other country (including the United States Merchant Marine), or (iv) occurred while the Participant was on an unpaid absence (excluding any absence for a sickness or injury which results in disability).

                  A Participant's Total and Permanent Disability shall be considered to have ended and entitlement to a Disability Retirement Pension on account of Total and Permanent Disability under this Plan shall cease if prior to the Participant's Normal Retirement Date, the Participant losses entitlement to Social Security Disability Insurance benefits.

                  (b) Definition of Other Disability: A Participant shall be considered Disabled if as a result of a physical or mental condition he is unable to perform the duties of his current job with the Company. A determination as to whether a Participant is able to perform the duties of his current job shall be certified by two duly licensed and practicing physicians, one selected by the Committee and one by the Participant or his representative. A Participant shall not be considered to have a Disability for purposes of receiving a Disability Retirement Pension hereunder if the Disability (i) is due to or contributed to by the excessive and habitual use of alcoholic liquors, or drug use or abuse, (ii) is the result of a self-inflicted injury,
(iii) resulted from or was contracted, incurred, or suffered while the Participant was engaged in a criminal enterprise, while in any Armed Forces of the United States or any other country (including the United States Merchant Marine), or (iv) occurred while the Participant was on an unpaid absence (excluding any absence for a sickness or injury which results in disability). Their determination shall be evidenced by appropriate written certificates delivered to the Committee. If the two physicians fail to agree, they shall appoint a third physician in the following manner: (1) the physician selected by the Committee shall prepare a list of at least three physicians qualified in his judgment to render an opinion in the case, considering the nature of the disability; (2) the physician selected by the Participant shall choose one name from the list so submitted; and (3) arrangements shall be made by the Committee to have the Participant evaluated by the physician so selected, with the report of such evaluation to be submitted to the Committee. Based upon the reports so submitted, the Committee shall determine, in its sole judgment, whether the Participant is Disabled and entitled to a Disability Retirement Pension hereunder. In the event that no report is submitted by the third physician chosen in accordance with the procedure outlined above, the physician selected by the Participant shall choose another name from the list, provided that there be at least three (3) names on the list at the time of such choosing. If the physician selected by the Participant fails to select the third physician from a list submitted to him, or the Participant fails to submit to such examinations as may be required by any of the physicians involved in the above process, the Committee may choose the third physician or, at its option, make its determination on the basis of the report submitted by the physician it had previously chosen.

                  The Committee shall have the right to have medical examinations made from time to time by a duly licensed physician to determine whether a Participant who has not reached Normal Retirement Date remains Disabled. If the Participant refuses to submit to such medical examination, upon instruction from the Committee, payment of any further benefits shall be withheld until the Participant does so submit. If as a result of a subsequent examination, the physician selected by the Committee determines that the Participant no longer has a Disability, and the Participant does not agree with his conclusion, the Participant shall have the right to an examination and opinion of his own physician, and if the physicians appointed by the Committee and the Participant fail to agree, the two physicians shall select a third physician in accordance with the procedures set forth above. Notwithstanding anything contained herein to the contrary, once a Participant reaches his Normal Retirement Date, he shall be deemed to be Disabled for the remainder of his life, regardless of whether or not he subsequently recovers.

                  (c)      Total and Permanent Disability Retirement Pension:
         (i) A Participant determined to be eligible for Total and Permanent Disability benefits pursuant to Section 3.4(a) shall receive as a Disability Retirement Pension the amount which would have been payable to his beneficiary pursuant to Article IV, as applicable, had his death occurred on the date of the inception of his Total and Permanent Disability. At the election of the Participant, this amount may be paid in periodic installments, in which event the aggregate amount of such installment shall be the Actuarial Equivalent of the sum which would otherwise be payable.

                           (ii) Alternatively, a Participant determined to be eligible for Total and Permanent Disability benefits pursuant to
         Section 3.4(a) who, at the inception of his disability, has completed twenty-five (25) or more years of Credited Service or is eligible for Early Retirement pursuant to Section 3.3 may, at his option, elect to receive his disability benefit in the form of a monthly pension computed in accordance with Section 3.1 based on Credited Service accrued to the date of his disability, as though he had attained age sixty-five (65) on the date of his disability.

                  (d) Disability Retirement Pension: A Participant determined to be eligible for a Disability Retirement Pension pursuant to
Section 3.4(b) who at the inception of his Disability has completed twenty-five
(25) or more years of Credited Service and attained the age of sixty-two (62) shall receive his Accrued Pension, which shall not be reduced to reflect the early commencement of benefits.

                  (e)      Recovery from Disability or Total and Permanent
Disability:

                           (i) Disability Payments to Cease: If a disabled Participant who is receiving disability benefits under this Section
         3.4 is found to be no longer disabled as provided in Section 3.4(a) or
         (b), whichever is applicable, then his disability benefits shall immediately cease.

                           (ii) Return to Active Employment: If a disabled Participant is re-employed by the Company immediately following certification of recovery, his Plan participation shall be reinstated as of the date of such re-employment with full accrued Credited Service to date of disability. He shall not receive Credited Service for the period of disability, but such period shall be counted in determining all service for vesting purposes only. The amount of any Pension to which he may subsequently become entitled shall not be reduced by any disability benefits paid to him under the Plan, but the total of such disability benefits shall be deducted from his pre-retirement death benefit and from any refund of those contributions which were made by him prior to the inception date of disability.

                           (iii) Non-Return to Active Employment: If a disabled Participant is not re-employed by the Company immediately following certification of recovery, he shall be considered as a terminated Employee and shall have no further interest in the Plan other than any benefit he may be entitled to under Section 3.5, reduced by the total of disability payments received hereunder; provided, however, that if such Participant were eligible for Early Retirement under the provisions of Section 3.3 as of the date on which he was certified disabled, he shall receive a continuing Pension (computed in accordance with Section 3.3 from the end of the month following certification of recovery, and his death benefit thereafter shall be his preretirement death benefit as of the date of disability (computed in accordance with Article IV) reduced by the total of all disability and Pension payments made since the date on which he was certified to be disabled.

                  (f) Payment of Disability or Total and Permanent Disability Retirement Benefits:

                           (i) Lump Sum: Except as provided in Section 3.4(c)(ii), a disability benefit computed in accordance with Section 3.4(c) shall be payable as a single lump sum payment.

                           (ii) Annual Pension: If a disability benefit is an annual Pension payable under Section 3.4(c)(ii), it shall be paid in equal monthly installments of one-twelfth (1/12) of the annual amount payable, which monthly installment shall be computed to the nearest whole cent. Such monthly installments shall be paid on the first date of each month, commencing with the first day of the month in which the Participant is determined to be Totally and Permanently Disabled in accordance with Section 3.4(a) and continuing for life or until such payments are ceased pursuant to Section 3.4(e)(i).

                           (iii) Other Disability: If a disability benefit is an Annual Pension payable under Section 3.4(d), it shall be paid in equal monthly installments of one-twelfth (1/12) of the annual amount payable. Such monthly installments shall be paid on the first day of the month commencing with the first day of the month in which the Participant is determined to be Disabled in accordance with Section 3.4(b) and shall continue for life or until such payments are to cease pursuant to Section 3.4(e)(i).

         3.5 Vested Terminee and Pension: A Vested Terminee shall be entitled to benefits pursuant to (a) or (b), as applicable:

                  (a) A Pension equal to his Accrued Pension, payable in the normal form described in Section 3.7, or at the election of the Participant, in an optional form described in Section 3.8. Payment of such Pension shall commence on the first day of the calendar month coinciding with or next following the Participant's 65th birthday.

                  (b) A Participant with at least fifteen (15) years of Credited Service may request the Committee to commence the payment of his Accrued Pension as of the first day of any calendar month that is after his 55th birthday but prior to his 65th birthday. Such Pension shall be payable in the normal form described in Section 3.7 and shall commence as of the beginning of the month so requested but the amount thereof shall be reduced by 5/12ths of 1%
for each full month by which the actual Pension commencement date precedes the Participant's 65th birthday. In lieu of the normal form, the Participant may elect one of the optional forms of payment described in Section 3.8. Any such optional form of benefit shall be the Actuarial Equivalent of the reduced normal form described above.

         3.6      Termination Prior to Completion of 10 Years of Credited
Service: Subject to Article XIII, a Participant whose Termination Date occurs prior to the completion of 10 years of Credited Service shall be entitled to no benefits under this Plan.

         3.7 Normal Form of Payment of Pension: The normal form of pension payment shall be a single-life annuity with sixty (60) monthly payments certain. If a Participant receiving Pension payments dies before sixty (60) monthly Pension payments have been made, Pension payments shall be continued to the Participant's beneficiary until the sum of monthly payments to both the Participant and his beneficiary is sixty (60).

         3.8 Optional Forms of Benefit Payment: A Participant entitled to a Pension in the normal form may elect to receive a Pension payable under one of the options described below. An option shall be exercised in writing on a form approved by the Committee before the Participant's Pension payments commence and the aggregate of the Pension payments expected to be made shall be the Actuarial Equivalent of the normal form of Pension to which the Participant is entitled. The optional forms are:

                  (a) Period-Certain and Life Option: A Participant may elect to receive an adjusted Pension payable until death; and if the Participant's death occurs within a period of 120 or 180 months (as elected by the Participant) after his Pension Commencement Date, payment of the Pension will be continued in the same amount to the person or persons designated by the Participant for the balance of the 120 or 180 month period.

                  (b) Contingent Annuitant Option: A Participant may elect to receive an adjusted Pension payable during the joint lives of the Participant and a person designated by the Participant as his contingent annuitant. Under this optional form, following the death of the Participant, payment of the Pension in the same amount or in an amount equal to 75% or 50% of the Participant's Pension (as elected by the Participant) shall continue to the contingent annuitant, if surviving, with the last payment to be made as of the first day of the month in which the death of the contingent annuitant occurs.

Notwithstanding any provision herein to the contrary, if the contingent annuitant (or beneficiary) is other than the Participant's spouse and if the value of the Participant's benefit under the above options will be less than 51% of the value of his life income with 60 months certain Pension, the optional benefit shall be adjusted so that the value of the Participant's benefit under the option will be equal to 51% of the value of the Participant's life income with 120 months certain Pension. Regardless of the named beneficiary, the period of distribution selected may not exceed the joint life expectancies of the Participant and his beneficiary.

A Participant electing a Contingent Annuitant Option must designate a joint pensioner at the time of such election but may change such designation at any time prior to the date on which his Pension is to commence. If a joint pensioner dies before the date on which the Participant's

Pension is to commence, the election shall be of no effect, and the Participant shall be treated as though he had not elected such option; but if the joint pensioner dies on or after the date on which the Participant's Pension is to commence, the election shall continue in force, and the amount of the Participant's Pension shall not be increased thereby.

                  (c) Single Life Annuity Option: A Participant may elect to receive an adjusted Pension payable for his lifetime only, with no survivorship Pension payable following his death.

                  (d) Social Security Level Income Option: A Participant whose Pension payments commence prior to the earliest date on which Social Security payments may be commenced may elect to receive a higher monthly Pension from the Plan before his Social Security payments are to commence and a lower payment for life thereafter so that his total monthly retirement income, before and after the commencement of his Social Security payments, is approximately the same. For the purpose of this option, such Social Security payment will be determined, as nearly as may be estimated under the provisions of the Federal Social Security Act as in force on the Participant's Retirement, assuming that the Participant (1) is no longer in employment and (2) makes proper application for such benefit on the earliest possible date. This option is available only to a Participant who retires early and elects to have his Pension commence prior to his Normal Retirement Date under the provisions of
Section 3.3.

The effective date of any option election ("Option Effective Date") under this
Section 3.8 shall be (i) the Participant's 65th birthday in the case of Normal Retirement, but only if the Participant's spouse is the beneficial or contingent annuitant, or (ii) the date the Participant's Pension commences, in any other case. Evidence of a Participant's good health shall be required by the Committee before election of an optional form of benefit will be permitted, unless the option is elected at least one year prior to the Option Effective Date. Under no circumstances may an option be elected, changed or revoked after the Option Effective Date.

An election made pursuant to this Section 3.8 shall become inoperative if the Participant's employment terminated before he is eligible for either a Normal or Early Retirement Pension, or if the Participant or his beneficiary or contingent annuitant dies before the Option Effective Date. If an option under this Section becomes effective, it will be in place of any benefit otherwise payable under this Plan, and the form made available by the Committee for election of the option shall so specify.

                                  ARTICLE IV

                                 DEATH BENEFITS

         4.1 Death Prior to Fifteen (15) Years of Credited Service: A Participant who dies before completing fifteen (15) years of Credited Service shall be entitled to a death benefit equal to the larger of such Participant's
(a) Eligible Earnings for the calendar year immediately preceding the date of his death or (b) his annual rate of pay at the date of death.

         4.2 Death After Fifteen (15) Years of Credited Service: A Participant who dies after completing fifteen (15) years of Credited Service shall be entitled to a death benefit equal to the larger of (a) one and one-half (1 1/2) times such Participant's Eligible Earnings for the calendar year immediately preceding the date of his death or (b) one and one-half (1 1/2) times such Participant's annual rate of pay at the date of death.

         4.3 Death During An Authorized Absence: - Subject to the provisions of Section 4.4, if a nonretired Participant dies (a) before completing twenty-five (25) years of Credited Service and (b) during an absence from active employment authorized for any cause other than sickness or accident, his death benefit shall be the amount computed in accordance with
Section 4.1 reduced by ten percent (10%) for each full month of nonpaid absence. No reduction shall be made if the Participant had twenty-five (25) or more years of Credited Service or if his absence was due to sickness or accident.

         4.4      Alternative Benefit For Participants Eligible For Early
Retirement: In the event of the death of a Participant who has attained the age of fifty-five (55) and has completed fifteen (15) years of Credited Service, the Participant's beneficiary may elect to receive a benefit equal to the Pension the Participant would have received if he had elected to retire on the date of his death and elected to receive an immediate Pension payable in the form of a single life annuity with sixty (60) monthly payments guaranteed.

         4.5 Death After Early, Normal, or Late Retirement: The post-retirement death benefit of a Participant who retires with a Pension payable in the normal form pursuant to Section 3.7 shall be a continuation of any remaining installments of the monthly Pension payable until the number of monthly payments received by the retired Participant and his beneficiaries or estate reaches a total of sixty (60). The post-retirement death benefit of a Participant who retires with a Pension payable in an optional form pursuant to
Section 3.8 shall be the death benefit payable under that option.

         4.6 Death After Disability Retirement: The post-retirement death benefit of a Participant who dies after he has been certified disabled shall be his pre-retirement death benefit determined as of the date of disability (computed in accordance with Sections 4.1, 4.2, 4.3 or 4.4, as applicable) reduced by the total of all disability payments made to him prior to his death.

         4.7 Payment of Death Benefits: All death benefits payable pursuant to the provisions of this Article IV shall be paid in accordance with the instructions of the Committee to the deceased Participant's designated beneficiary or beneficiaries. If the Committee shall be in doubt as to the right of any beneficiary designated by a deceased Participant to take his interest, any amounts so payable may be delivered to the Participant's surviving spouse, if any, or if not then to the legal representatives of the deceased Participant, in which event the Committee, the Company, and any other persons in any manner connected with the Plan shall have no further liability with respect to the amounts so paid. In the event that the deceased Participant had designated no beneficiaries, or if all of his designated beneficiaries have predeceased him, payment of any death benefits shall be made to his estate. At the sole discretion of the Committee, any post-retirement death benefit installments may be paid in one sum which is the Actuarial Equivalent of the remaining installments.

                                   ARTICLE V

                                 PLAN FINANCING

         5.1 Payment of Costs and Expenses: All costs of providing the benefits to the Plan and the expenses thereof, including the cost of the Committee and the Administrator and any actuary shall be paid by the Company.

                                  ARTICLE VI

                           FIDUCIARY RESPONSIBILITIES

         6.1 Allocation of Responsibility Among Fiduciaries: The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan. In general, the Company shall have the responsibility for providing the benefits payable under this Plan. National shall perform the responsibilities of the Plan Administrator and shall have the sole authority to appoint and remove the members of the Committee and to amend or terminate, in whole or in part, this Plan. The Committee shall have the responsibility for the duties set forth in
Article VII. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any such direction, information or action. It is intended under this Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the payment of benefits under this Plan in any manner.

         6.2 Fiduciary Duties: All Fiduciaries hereunder shall discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and

                  (a) for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

                  (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                  (c) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of the Act.

         6.3 Company Filing Responsibility: To the extent not otherwise specifically provided in the Plan, the Plan Administrator shall be responsible for filing with the Internal Revenue Service and Department of Labor all returns, reports and other documentation required under the Act.

                                  ARTICLE VII

                          COMMITTEE AND ADMINISTRATION

         7.1 Appointment and Term of Committee: The Committee shall consist of the Eligible Employee Compensation Committee of the Board of Directors of National or of such other Board members as the Board may choose. The Committee presently in existence shall continue to hold office until their successors have been appointed. Any member may resign by notice in writing filed with National. The Board may remove any member, with or without cause, at any time by notice in writing to the member and the other members of the Committee. Until vacancies have been filled by the Board, the remaining members of the Committee shall have full authority to act.

         7.2 Selection of Secretary and Duties of Secretary: The Committee may choose from its members a Secretary. The Secretary shall keep minutes of the Committee proceedings and all records and documents pertaining to the Committee's administration of the Plan. The Committee may employ and suitably compensate such attorneys, advisory, clerical and other employees as it may deem necessary in the performance of its duties.

         7.3 Majority Vote Required; Exceptions: The action of the Committee shall be determined by the vote or other affirmative expression of a majority of its members, except that the Committee may assign any or all administrative duties to one or more members or to any person designated by the Committee. Except as otherwise expressly provided in this Section, a meeting need not be called or held to make any decision, but such decision may be made by a written document signed by a majority of the then members. Either the Chairman or the Secretary may execute any certificate or other written direction on behalf of the Committee.

         7.4 Payment of Expenses: It is intended that all expenses of the Committee shall be paid by the Company or National.

         7.5 Limitation of Liability: No member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part, excepting his own willful misconduct or unless such liability is imposed by law. The Company or National shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his membership on the Committee, excepting only expenses and liabilities arising out of his own willful misconduct or unless such indemnification is not permitted by law.

         7.6 Right to Consult: Eligible Participants and Beneficiaries may consult with the Committee on any matters relating to the Plan.

         7.7 General Duties: The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan, and shall have all powers necessary to accomplish that purpose, including, but not by way of limitation, the following:

                  (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder and to notify the Participant and the Company or National, where appropriate;

                  (b) to adopt By-Laws and rules as it deems necessary, desirable or appropriate;

                  (c) to prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits;

                  (d) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

                  (e) to receive from the Company or National and from Participants such information as shall be necessary for the Committee to perform its duties hereunder;

                  (f) to furnish the Company or National, upon request, such annual reports as are reasonable and appropriate with respect to the Committee's duties hereunder;

                  (g) to receive, review and keep on file (as it deems convenient or proper) reports of the receipts and disbursements of the Plan;

                  (h) to appoint or employ individuals to assist in the administration of its duties under the Plan and any other agents as it deems advisable, including legal or actuarial counsel.

The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for any benefits under the Plan. The Committee shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters are final and conclusive.

         7.8 Application and Forms For Pension: The Committee may require a Participant to complete and file with the Committee an application for Pension and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished to it, including the Participant's current mailing address.

         7.9 Facility of Payment: Whenever, in the Committee's opinion a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Company or National to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Company or National to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of the Committee of any liability for the selection of such payee or the making of such payment under the provisions of the Plan.

         7.10 Rules and Decisions: All rules and decisions of the Committee shall be uniformly and consistently applied to all Eligible Employees under similar circumstances. When making any determination, the Committee shall be entitled to rely upon information furnished by the Company or National, legal counsel for the Company, or the Actuary.

         7.11 Company to Furnish Information: To enable the Committee to perform its functions, the Administrator shall supply full and timely information to the Committee of all matters relating to the pay of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

         7.12 Administrator to Furnish Other Information: To the extent not otherwise provided in the Plan, the Administrator shall be responsible for providing all notices and information required under the Act to all Participants.

         7.13 Beneficiary Designations: Each Participant who may be eligible for the payment of preretirement death benefits on his behalf pursuant to Article IV or who will receive his Accrued Pension under the normal form of payment described in Section 3.7, shall have the right at any time to designate, and rescind or change any designation of, a primary and contingent beneficiary or beneficiaries to receive benefits in the event of his death. If there is no designated beneficiary alive when a death benefit becomes payable under the Plan, the benefit shall be paid to the estate of the Participant. If a primary beneficiary dies before receiving all death benefits to which he is entitled, the balance of such payments shall be paid to the contingent beneficiary, if any. If there is no contingent beneficiary, or if the contingent beneficiary dies before receiving all death benefit payments to which he is entitled, the commuted value of the balance of such payments shall be paid to the estate of the last to die of such beneficiaries. Neither the Company (in its capacity as such) nor the Administrator shall be named as beneficiary. A designation or change of beneficiary shall be made in writing on such form or forms as the Committee may require.

After such notice is so filed, the designation or change will relate back and take effect as of the date the Participant signed such written notice, whether or not the Participant is living on the date such notice is received by the Committee, but without prejudice to the Committee or the Company on account of any payment made before receipt of such notice. If at the death of a Participant, there is more than one beneficiary designated and in such designation, the Participant has failed to specify their respective interests, the beneficiaries shall share equally.

Anything in this Plan to the contrary notwithstanding, if an amount becomes payable hereunder to the executors or the administrators of any person and evidence satisfactory to the Committee is given to it that no petition for the appointment of such executors or administrators has been or will be filed, the Committee may, at its option, pay the amount otherwise payable, or the commuted value thereof, to the wife or husband of such person, if living; if not living, in equal shares to the then living children of such person; if not, to either the father or mother of such person, or to both equally if both are living; if neither parent is living, in equal shares to the then living brothers and sisters of such person.

                                 ARTICLE VIII

                               SUCCESSOR COMPANY

         8.1 Successor Company: In the event of the dissolution, merger, consolidation or reorganization of the Company (or National), provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Company (or National) under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company (or National) under the Plan.

                                  ARTICLE IX

                                PLAN TERMINATION

         9.1 Right to Terminate: National may terminate the Plan at any time by resolution of the Board. In the event of the termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination shall be fully vested and nonforfeitable. Notwithstanding anything contained herein to the contrary, for a period of two (2) years following a Change in Control, as defined in Article XIII, this Plan shall not be terminated.

                                   ARTICLE X

                                     TRUST

There is no separate Trust involved with this Plan, nor are there any specific assets of National or the Company earmarked to provide benefits under this Plan. Notwithstanding anything contained in this Plan to the contrary, nothing herein shall prevent or prohibit National or the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under this Plan.

                                  ARTICLE XI

                        AMENDMENTS AND ACTION BY COMPANY

         11.1 Amendments: National, by action of the Board or through a committee appointed by the Board, reserves the right to make from time to time any amendment or amendments to this Plan. Notwithstanding anything contained in this Plan to the contrary, no amendment shall have the effect of reducing the Accrued Pension of any Participant and for a period of two (2) years following a Change in Control, as defined in Article XIII, this Plan shall not be amended in any way to directly or indirectly reduce the benefit levels provided under this Plan or the benefit of any Participant or his designated beneficiary.

         11.2 Notices of Amendment, Modification or Revision: Any amendment to the provisions of this Plan shall be evidenced by the substitution of the page (or adding new pages for additional provisions with a new date) of this Plan setting forth the amendment and a proper recording of the same on the Register of Amendments with notice of the same to the Committee.

                                  ARTICLE XII

                                 MISCELLANEOUS

         12.1 Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Company or National and any Participant, or as a right of any Participant to be continued in the employment of the Company or National, or as a limitation of the right of the Company or National to discharge any of its Employees, with or without cause.

         12.2 Rights Under Plan: No Participant shall have any right to, or interest in, the Plan upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Participant.

         12.3 Nonalienation of Benefits: Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Eligible Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Plan shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

         12.4 Entering Military Service: If a Participant enters the service of the Armed Forces to the United States, then during the period of such service he shall be entitled only to the vested benefits he might otherwise be entitled to upon death or disability.

         12.5 Headings for Convenience Only: The headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in construction of the provisions hereof.

         12.6 Multiple Copies: This Plan may be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

         12.7 Governing Law: This Plan shall be construed and enforced in accordance with the provisions of the Act. In the event the Act is not applicable or does not preempt state law, the laws of the State of Georgia shall govern.

                                 ARTICLE XIII

                               CHANGE IN CONTROL

         13.1 Cause: For purposes of this Plan, a termination for `Cause' is a termination evidenced by a resolution adopted in good faith by two-thirds of the Board that the Participant (i) intentionally and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform, or (ii) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (x) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) and specifying the particulars thereof in detail, and (y) the Participant shall have been provided an opportunity to be heard by the Executive Resource and Nominating Committee of the Board (with the assistance of the Participant's counsel if the Participant so desires). No act, or failure to act, on the Participant's part, shall be considered "intentional" unless he has acted or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Plan to the contrary, in the case of any Participant who is a party to a Severance Protection Agreement, no failure to perform by the Participant after a Notice of Termination (as defined in the Participant's Severance Protection Agreement) is given by the Participant shall constitute Cause for purposes of this Plan.

         13.2 Change in Control: For purposes of this Plan, a Change in Control shall mean any of the following events:

                  (a) The acquisition (other than from National by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of National's then outstanding voting securities; or

                  (b) The individuals who, as of September 21, 1989, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by National's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

                  (c) Approval by stockholders of National of (1) a merger or consolidation involving National if the stockholders of National, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of National outstanding immediately before such merger or consolidation or (2) a complete liquidation or dissolution of National or an agreement for the sale or other disposition of all or substantially all of the assets of National.

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Section (a), solely because twenty percent (20%) or more of the combined voting power of National's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by National or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of National in the same proportion as their ownership of stock in National immediately prior to such acquisition.

         13.3 Termination of Employment: If a Participant's employment is terminated (other than for Cause) for any reason within two (2) years following a Change in Control, the Company shall, within five (5) days, pay to the Participant a lump sum cash payment equal to the lump sum Actuarial Equivalent of his Accrued Pension as of the date of his termination of employment whether or not the Participant is otherwise vested in his Accrued Pension.

         13.4 Amendment or Termination: Any amendment or termination of this Plan which a Participant reasonably demonstrates (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, and which was not consented to in writing by the Participant shall be null and void, and shall have no effect whatsoever, with respect to the Participant.

                                    APPENDIX


A.1.      Eligible Individual(s):  J. Randolph Zook.

A.2.      Effective Date of Participation:  January 1, 1994

                               Table of Contents


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ARTICLE I  DEFINITIONS AND CONSTRUCTION...........................................................................1

         1.1      Definitions.....................................................................................1
                  (a)      Accrued Pension........................................................................1
                           (1)      Normal Retirement Accrued Pension.............................................1
                           (2)      Early Retirement Accrued Pension..............................................1
                           (3)      Late Retirement Accrued Pension...............................................1
                           (4)      Death or Disability Accrued Pension...........................................1
                           (5)      Vested Termination Accrued Pension............................................2
                  (b)      Act....................................................................................2
                  (c)      Actuarial (or Actuarially) Equivalent..................................................2
                  (d)      Actuary................................................................................2
                  (e)      Administrator..........................................................................2
                  (f)      AECO Plan..............................................................................2
                  (g)      Anniversary Date.......................................................................2
                  (h)      Authorized Leave of Absence............................................................2
                  (i)      Board..................................................................................2
                  (j)      Break in Service.......................................................................2
                  (k)      Break Year.............................................................................2
                  (l)      Committee..............................................................................2
                  (m)      Company................................................................................3
                  (n)      Credited Service.......................................................................3
                  (o)      Disability Retirement Date.............................................................3
                  (p)      Division...............................................................................3
                  (q)      Early Retirement Date..................................................................3
                  (r)      Effective Date.........................................................................3
                  (s)      Eligible Earnings......................................................................3
                  (t)      Eligible Employee......................................................................3
                  (u)      Eligible Service.......................................................................3
                  (v)      Fiduciaries............................................................................3
                  (w)      Late Retirement Date...................................................................4
                  (x)      National...............................................................................4
                  (y)      Normal Retirement Date.................................................................4
                  (z)      Participant............................................................................4
                  (aa)     Pension................................................................................4
                  (bb)     Pension Commencement Date..............................................................4
                  (cc)     Pension Compensation Base..............................................................4
                  (dd)     Plan...................................................................................4
                  (ee)     Plan Year..............................................................................4
                  (ff)     Primary Social Security Benefit........................................................4
                  (gg)     Retirement.............................................................................5
                  (hh)     Service Date...........................................................................5
                  (ii)     Service Hours..........................................................................5
                  (jj)     Termination Date.......................................................................5

                               Table of Contents
                               -----------------
                                  (continued)

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                  (kk)     Vested Terminee........................................................................5
         1.2      Construction....................................................................................5

ARTICLE II  PARTICIPATION, CREDITED SERVICE, ELIGIBLE SERVICE AND BREAK IN SERVICE................................6

         2.1      Eligibility for Participation...................................................................6
         2.2      Eligible Service................................................................................6
         2.3      Credited Service................................................................................6
                  (a)      Credited Service Prior to June 1, 1976.................................................6
                  (b)      Credited Service From and After June 1, 1976...........................................7
         2.4      Break in Service................................................................................7
         2.5      Method of Becoming a Participant................................................................7
         2.6      Participants Bound..............................................................................7
         2.7      Authorized Leave of Absence.....................................................................7
         2.8      Eligible Employee Not Actively At Work on Date of Eligibility...................................8
         2.9      An Eligible Employee Ceases Active Participation................................................8
         2.10     Transfers of Eligible Employee..................................................................8
                  (a)      When Employee Becomes an Eligible Employee.............................................8
                  (b)      Accrued Pension Upon Transfer To A Non-Eligible Status.................................8

ARTICLE III  RETIREMENT AND TERMINATION DATES AND PENSIONS........................................................9

         3.1      Normal Retirement and Pension...................................................................9
         3.2      Late Retirement and Pension.....................................................................9
         3.3      Early Retirement and Pension....................................................................9
         3.4      Disability Retirement and Pension...............................................................9
         3.5      Vested Terminee and Pension....................................................................12
         3.6      Termination Prior to Completion of 10 Years of Credited Service................................13
         3.7      Normal Form of Payment of Pension..............................................................13
         3.8      Optional Forms of Benefit Payment..............................................................13
                  (a)      Period-Certain and Life Option........................................................13
                  (b)      Contingent Annuitant Option...........................................................13
                  (c)      Single Life Annuity Option............................................................14
                  (d)      Social Security Level Income Option...................................................14

ARTICLE IV  DEATH BENEFITS.......................................................................................15

         4.1      Death Prior to Fifteen (15) Years of Credited Service..........................................15
         4.2      Death After Fifteen (15) Years of Credited Service.............................................15
         4.3      Death During An Authorized Absence.............................................................15
         4.4      Alternative Benefit For Participants Eligible For Early Retirement.............................15
         4.5      Death After Early, Normal, or Late Retirement..................................................15
         4.6      Death After Disability Retirement..............................................................15
         4.7      Payment of Death Benefits......................................................................15

                               Table of Contents
                               -----------------
                                  (continued)


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ARTICLE V  PLAN FINANCING........................................................................................17

         5.1      Payment of Costs and Expenses..................................................................17

ARTICLE VI  FIDUCIARY RESPONSIBILITIES...........................................................................18

         6.1      Allocation of Responsibility Among Fiduciaries.................................................18
         6.2      Fiduciary Duties...............................................................................18
         6.3      Company Filing Responsibility..................................................................18

ARTICLE VII  COMMITTEE AND ADMINISTRATION........................................................................19

         7.1      Appointment and Term of Committee..............................................................19
         7.2      Selection of Secretary and Duties of Secretary.................................................19
         7.3      Majority Vote Required; Exceptions.............................................................19
         7.4      Payment of Expenses............................................................................19
         7.5      Limitation of Liability........................................................................19
         7.6      Right to Consult...............................................................................19
         7.7      General Duties.................................................................................19
         7.8      Application and Forms For Pension..............................................................20
         7.9      Facility of Payment............................................................................20
         7.10     Rules and Decisions............................................................................20
         7.11     Company to Furnish Information.................................................................21
         7.12     Administrator to Furnish Other Information.....................................................21
         7.13     Beneficiary Designations.......................................................................22

ARTICLE VIII  SUCCESSOR COMPANY..................................................................................22

         8.1      Successor Company..............................................................................22

ARTICLE IX  PLAN TERMINATION.....................................................................................23

         9.1      Right to Terminate.............................................................................24

ARTICLE X  TRUST.................................................................................................25


ARTICLE XI  AMENDMENTS AND ACTION BY COMPANY.....................................................................25

         11.1     Amendments.....................................................................................25
         11.2     Notices of Amendment, Modification or Revision.................................................25

ARTICLE XII  MISCELLANEOUS.......................................................................................26

         12.1     Nonguarantee of Employment.....................................................................26
         12.2     Rights Under Plan..............................................................................26
         12.3     Nonalienation of Benefits......................................................................26
         12.4     Entering Military Service......................................................................26
         12.5     Headings for Convenience Only..................................................................26

                               Table of Contents
                               -----------------
                                  (continued)

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         12.6     Multiple Copies.................................................................................26
         12.7     Governing Law...................................................................................26

ARTICLE XIII  CHANGE IN CONTROL...................................................................................27

         13.1     Cause...........................................................................................27
         13.2     Change in Control...............................................................................27
         13.3     Termination of Employment.......................................................................28
         13.4     Amendment or Termination........................................................................28

APPENDIX.........................................................................................................A-1